                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 28

GTI ANR 11/98

                             LETTER TO SHAREHOLDERS
                                               [PHOTO]
                                                DENNIS J. MCDONNELL AND DON G.
                                                            POWELL

October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has been
relatively unscathed by the turmoil.
However, volatility increased in the
U.S. equity market as the Asian crisis
spread to Russia and Latin America in
the last few months of the reporting
period. Fixed-income investors were not
entirely unaffected, as volatility
forced yield spreads to widen between
Treasuries and high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors also played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans seem to have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the 12 months through September, while wholesale prices actually fell during the same period.

                                                            Continued on page  2

MARKET OVERVIEW
    The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm. During the 12 months through September, long-term Treasury bonds gained
20.97 percent, compared to 11.55 percent for long-term corporate bonds and 3.14 percent for high-yield securities. The varying performance reflects a transition in investor psychology, with sentiment shifting from confidence to extreme risk aversion during the course of just six months.
    The heightened demand for safety drove yield differentials between bonds of different credit quality but similar maturities to levels not seen since the 1990-1991 recession. Credit spreads between 10-year Treasury bonds and high-yield securities, for example, grew to almost 6 percent. While a gradual widening of credit spreads is normal during the later stages of a business cycle, the dramatic nature of the expansion was primarily the result of high demand for Treasury securities by foreign investors seeking shelter from the sharp sell-offs in overseas equity markets.

OUTLOOK
    We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
    The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[sig]
Don G. Powell
Chairman
Van Kampen Asset Management Inc.

[sig]
Dennis J. McDonnell
President
Van Kampen Asset Management Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

                                            A Shares   B Shares   C Shares
 TOTAL RETURNS

One-year total return based on NAV(1)......    9.87%      8.96%      8.96%
One-year total return(2)...................    4.63%      4.96%      7.96%
Five-year average annual total return(2)...    4.57%      4.55%      4.80%
Life-of-Fund average annual total
  return(2)................................    5.23%(3)    5.27%(3)    4.77%
Commencement date.......................... 10/06/92   10/06/92   04/12/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(4).......................    6.11%      5.71%      5.71%
SEC Yield(5)...............................    4.29%      3.74%      3.75%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through the end of the period.

(4)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest on specific securities in the Fund's portfolio, not to the shares of the Fund.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Merrill Lynch Intermediate-Term U.S. Government Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen U.S. Government Trust for Income vs. the Merrill Lynch Intermediate-Term U.S. Government Index (November 2, 1992 through September 30, 1998)
   Investment Performance Chart

                                     Van Kampen US       Merrill Lynch Int
       Measurement Period         Government Trust for   Term US Government
     (Fiscal Year Covered)              Inc - A                 IDM
Nov-92                                     9527                10000
                                           9492                10000
                                           9651                10128
                                           9835                10312
                                           9968                10468
                                           9984                10508
                                          10087                10592
                                          10018                10564
                                          10144                10710
                                          10159                10734
                                          10262                10895
Sep-93                                    10296                10944
                                          10320                10965
                                          10254                10915
                                          10297                10959
                                          10447                11067
                                          10244                10914
                                           9970                10766
                                           9858                10693
                                           9839                10703
                                           9831                10710
                                          10014                10844
                                          10019                10880
Sep-94                                     9903                10793
                                           9895                10797
                                           9839                10744
                                           9886                10783
                                          10089                10959
                                          10318                11171
                                          10360                11236
                                          10491                11364
                                          10788                11685
                                          10831                11764
                                          10810                11773
                                          10919                11870
Sep-95                                    10989                11950
                                          11098                12082
                                          11265                12230
                                          11419                12352
                                          11494                12457
                                          11288                12323
                                          11202                12267
                                          11116                12229
                                          11083                12222
                                          11202                12343
                                          11224                12381
                                          11219                12395
Sep-96                                    11381                12553
                                          11600                12757
                                          11778                12913
                                          11674                12845
                                          11697                12894
                                          11706                12909
                                          11614                12845
                                          11754                12989
                                          11850                13089
                                          11977                13202
                                          12252                13447
                                          12157                13393
Sep-97                                    12301                13539
                                          12446                13695
                                          12485                13727
                                          12601                13843
                                          12779                14026
                                          12742                14026
                                          12767                14060
                                          12808                14123
                                          12896                14219
                                          12982                14317
                                          13006                14374
                                          13268                14648
Sep-98                                    13516                14983

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages).These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short-and long-term interest rates.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

We recently spoke with the management team of the Van Kampen U.S. Government Trust for Income about the key events and economic forces that shaped the markets during the past 12 months. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the fiscal year ended September 30, 1998.
   Q
      DESCRIBE THE ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD.
   A
      In our last report at the end of March, we discussed the impact of Southeast Asia's economic woes on the U.S. bond market, with specific attention given to the Fund's benchmark, the five-year Treasury bond.
After dropping to a record low in February, the five-year Treasury retreated slightly and ended the semiannual period at 5.62 percent amid a sense that the United States might remain relatively unaffected from trouble overseas. A lull settled over a reasonably constructive bond market during the first several months of this reporting period, with interest rates predominately flat or trading close to 5.50 percent. However, in late July, problems overseas took center stage again, when economic woes extended to include Russia and Latin America. With this development, the equity market became bearish. In sympathy, bond yields fell and bond prices rose accordingly, despite relatively stable U.S. economic indicators. This dynamic dominated the last several weeks of the Fund's fiscal year, which culminated in the Federal Reserve Board easing the federal funds rate for the first time in over two years.
   Q
     THE FUND INVESTS PRIMARILY IN MORTGAGE-BACKED SECURITIES AND TREASURIES. HOW WERE THESE SECTORS AFFECTED BY MARKET CONDITIONS?
   A
      As world markets began to unwind, investors developed a decreased appetite for risk, which led to a rise in the sale of risk-sensitive securities--including mortgage-backed securities, corporate bonds, and high yield securities. This shift had the dual effect of causing Treasury yields to drop precipitously while driving yield spreads wider. We felt that much of the volatility during this time was driven primarily by the need for liquidity from hedge funds, creating outsized dislocations in the markets. On September 30, 1998, the yield for the five-year Treasury fell to 4.42 percent, representing a drop of 120 basis points in six months. As these falling yields pulled mortgage yields down, the risk of homeowner refinancing commanded investors' attention. This window of opportunity for refinancing cut into the value of mortgage-backed securities that were priced at premiums, which included the majority of the mortgage market. This contributed to widening yield spreads throughout the period. For example, the yield spread between the Ginnie Mae seven-percent coupon and the five-year Treasury increased 88 basis points in the last two months of the period alone. Among Treasuries, the yield curve steepened even further as the Treasury rallied in response to the renewed flight to quality.

   Q
      CONSIDERING THESE FACTORS, HOW DID YOU POSITION THE FUND?
   A
      We assumed a slightly longer duration, which reflected our positive outlook on the market and interest rates. At the end of the period, the portfolio duration of 4.00 years was longer than the 3.07 year duration of the Fund's comparable index, the Merrill Lynch Intermediate-Term Government Index. We also incrementally increased the Fund's exposure to mortgage-backed securities during the past six months. Mortgage-backed securities moved to historically cheap levels, and high yields and wider spreads presented good potential return opportunities for the Fund. In adding new mortgage-backed securities to the portfolio, we watched for any tightening of yield spreads as well as the incremental return gained from the higher yield. We believe spreads will tighten in the face of increased demand for mortgage-backed securities, which would occur if Treasury yields were to rise or stabilize near current levels.
     In the last report, we mentioned that we were adjusting the Fund's Treasury exposure by investing at the ends of the yield curve (two- and 30-year Treasuries) because we felt that the five- and 10-year securities had reached the ceiling on their performance potential. In retrospect, this move was timed a little too soon, as five- and 10-year securities continued to outperform. However, we are maintaining this position and are comfortable with the current and expected level of performance from two- and 30-year Treasuries. For additional Fund portfolio highlights, please refer to page 10.
   Q
      HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
   A
      For the 12-month period ended September 30, 1998, the U.S. Government Trust for Income generated a total return of 9.87 percent(1) (Class A shares at net asset value). Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 6.11 percent,(4) based upon the maximum offering price as of September 30, 1998, and a monthly dividend of $.045 per Class A share. By comparison, the Merrill Lynch Intermediate-Term Government Index posted a total return of 10.66 percent for the same period. This broad-based index measures the market performance of government securities with maturities between one and ten years. This unmanaged index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page 3.
   Q
      WHAT IS YOUR OUTLOOK FOR MARKET AND THE FUND IN THE MONTHS AHEAD?
   A
      The Fed action in September is likely to be the first step in a process of reducing short-term interest rates with the intention of providing additional liquidity to the system. Nonetheless, a large disparity remains between the two-year Treasury and the Fed Funds rate because the Treasury yield is so low. The current market pricing is discounting significantly more adverse market and economic developments than we anticipate. Given further Fed action and the passing of time, we would expect hedge fund liquidity difficulties to run their course. (Editor's note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) If the world markets begin to settle down and the market starts to sense that the black clouds have passed, the focus could once again shift to the stability of the domestic economy. In this scenario, rates could stabilize or even back up, which would benefit current mortgage-backed security holdings. The average coupon held in the portfolio is low enough that prepayment exposure should remain modest even in the event rates were to move somewhat lower, and we believe that the potential for strong returns more than compensates for the potential prepayment risk. Meanwhile, we are maintaining the Fund's above-average duration and awaiting the Fed's further actions.

[SIG.]
Ted V. Mundy
Portfolio Manager

[SIG.]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

 COUPON DISTRIBUTION AS OF SEPTEMBER 30, 1998

                                     GRAPH

 PORTFOLIO COMPOSITION BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

               PIE CHART

               PIE CHART
 DURATION

                AS OF SEPTEMBER 30, 1998          AS OF MARCH 31, 1998
Duration                4.0 years                       3.8 years

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon          Maturity        Market Value
----------------------------------------------------------------------------------------------
          ASSET-BACKED SECURITIES  5.9%
$ 8,829   Pacific America Home Equity Loan......   5.916%               12/25/27  $  8,823,173
                                                                                  ------------
          COLLATERALIZED MORTGAGE
          OBLIGATIONS  3.0%
  4,371   Salomon Brothers Mortgage Securities,
          Series 93-5A3.........................   7.346                10/25/23     4,506,910
                                                                                  ------------
          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  43.9%
  8,561   Federal Home Loan Mortgage Corp. Gold
          30 Year Pool..........................   6.500    02/01/26 to 05/01/26     8,724,984
  7,886   Federal Home Loan Mortgage Corp. CMO,
          Series 1992-FB (a)....................   6.088                09/15/27     7,898,743
  7,485   Federal National Mortgage Association
          CMO, Series 94-87F (a)................   6.138                03/25/09     7,503,363
 11,000   Federal National Mortgage Association
          Medium Term Note (a)..................  11.875                05/19/00    12,221,990
  1,312   Federal National Mortgage Association
          Pool..................................   8.500    01/01/22 to 09/01/24     1,369,371
 15,150   Government National Mortgage
          Association Pool......................   7.500    06/15/28 to 09/15/28    15,691,606
  3,553   Government National Mortgage
          Association Pool......................   8.000    11/15/21 to 08/15/24     3,695,395
  4,370   Government National Mortgage
          Association Pool (a)..................   8.500                12/15/17     4,639,203
  3,778   Government National Mortgage
          Association Pool......................   9.000    03/15/18 to 12/15/19     4,055,470
                                                                                  ------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.....................    65,800,125
                                                                                  ------------
          UNITED STATES TREASURY
          OBLIGATIONS  44.7%
  1,000   United States Treasury Bonds (a)......   9.125                05/15/18     1,484,240
  9,000   United States Treasury Bonds (a)......   9.000                11/15/18    13,271,130
  5,000   United States Treasury Bonds..........   6.625                02/15/27     6,073,400
  7,000   United States Treasury Notes (a)......   9.125                05/15/99     7,193,550
 10,000   United States Treasury Notes (a)......   8.000                05/15/01    10,888,900
 22,000   United States Treasury Notes (a)......  11.625                11/15/02    27,970,360
                                                                                  ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS..............................    66,881,580
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $143,380,289)...........................................................   146,011,788
REPURCHASE AGREEMENT  1.1%
DLJ Mortgage Acceptance Corp. ($1,615,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 09/30/98, to be sold on 10/01/98 at
$1,615,238)
  (Cost $1,615,000).............................................................     1,615,000
                                                                                  ------------
TOTAL INVESTMENTS  98.6%
  (Cost $144,995,289)...........................................................   147,626,788
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.....................................     2,080,925
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $149,707,713
                                                                                   -----------

(a) Assets segregated as collateral for open futures and forwards transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $144,995,289).......................  $147,626,788
Cash........................................................           230
Receivables:
  Interest..................................................     2,669,643
  Fund Shares Sold..........................................        39,259
  Variation Margin on Futures...............................        24,863
  Other.....................................................         5,589
Forward Commitments.........................................       615,644
Other.......................................................        17,411
                                                              ------------
      Total Assets..........................................   150,999,427
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       498,141
  Fund Shares Repurchased...................................       436,202
  Distributor and Affiliates................................       131,108
  Investment Advisory Fee...................................        73,700
Accrued Expenses............................................        81,588
Trustees' Deferred Compensation and Retirement Plans........        70,975
                                                              ------------
    Total Liabilities.......................................     1,291,714
                                                              ------------
NET ASSETS..................................................  $149,707,713
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $195,816,020
Net Unrealized Appreciation.................................     3,283,548
Accumulated Undistributed Net Investment Income.............       178,742
Accumulated Net Realized Loss...............................   (49,570,597)
                                                              ------------
NET ASSETS..................................................  $149,707,713
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $37,232,277 and 4,420,846 shares of
    beneficial interest issued and outstanding).............  $       8.42
    Maximum sales charge (4.75%* of offering price).........           .42
                                                              ------------
    Maximum offering price to public........................  $       8.84
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $101,204,627 and 12,031,407 shares of
    beneficial interest issued and outstanding).............  $       8.41
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,270,809 and 1,339,882 shares of
    beneficial interest issued and outstanding).............  $       8.41
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $12,497,238
Fee Income..................................................      967,087
                                                              -----------
    Total Income............................................   13,464,325
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $92,734, $1,105,221 and $124,627,
  respectively).............................................    1,322,582
Investment Advisory Fee.....................................      969,854
Shareholder Services........................................      211,791
Trustees' Fees and Expenses.................................       21,544
Custody.....................................................       21,535
Legal.......................................................        3,687
Other.......................................................      267,481
                                                              -----------
    Total Expenses..........................................    2,818,474
                                                              -----------
NET INVESTMENT INCOME.......................................  $10,645,851
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(1,353,173)
  Futures...................................................     (180,300)
  Forward Commitments.......................................    1,299,100
                                                              -----------
Net Realized Loss...........................................     (234,373)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (410,480)
                                                              -----------
  End of the Period:
    Investments.............................................    2,631,499
    Futures.................................................      121,630
    Forward Commitments.....................................      530,419
                                                              -----------
                                                                3,283,548
                                                              -----------
Net Unrealized Appreciation During the Period...............    3,694,028
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,459,655
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $14,105,506
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended September 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                       Year Ended            Year Ended
                                                   September 30, 1998    September 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................. $       10,645,851    $       12,258,038
Net Realized Loss.................................           (234,373)           (2,095,870)
Net Unrealized Appreciation During the Period.....          3,694,028             3,772,798
                                                   ------------------    ------------------
Change in Net Assets from Operations..............         14,105,506            13,934,966
                                                   ------------------    ------------------
Distributions from Net Investment Income:
  Class A Shares..................................         (2,579,681)           (2,842,739)
  Class B Shares..................................         (6,583,547)           (8,230,537)
  Class C Shares..................................           (742,528)             (961,509)
                                                   ------------------    ------------------
                                                           (9,905,756)          (12,034,785)
                                                   ------------------    ------------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................          4,199,750             1,900,181
                                                   ------------------    ------------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................         21,122,925             7,421,625
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................          3,832,141             4,910,254
Cost of Shares Repurchased........................        (53,196,413)          (55,107,596)
                                                   ------------------    ------------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................        (28,241,347)          (42,775,717)
                                                   ------------------    ------------------
TOTAL DECREASE IN NET ASSETS......................        (24,041,597)          (40,875,536)
NET ASSETS:
Beginning of the Period...........................        173,749,310           214,624,846
                                                   ------------------    ------------------
End of the Period (Including accumulated
  undistributed net investment income of $178,742
  and $(108,311), respectively)................... $      149,707,713    $      173,749,310
                                                   ==================    ==================

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                     Year Ended September 30,
                                           --------------------------------------------
             Class A Shares                 1998     1997     1996     1995      1994
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $8.193   $8.108   $ 8.38   $ 8.17   $   9.26
                                           ------   ------   ------   ------   --------
  Net Investment Income..................    .595     .567     .565      .63        .67
  Net Realized and Unrealized
    Gain/Loss............................    .184     .073    (.274)     .23    (1.0085)
                                           ------   ------   ------   ------   --------
Total from Investment Operations.........    .779     .640     .291      .86     (.3385)
                                           ------   ------   ------   ------   --------
Less:
  Distributions from Net Investment
    Income...............................    .550     .555     .563     .645       .674
  Distributions from Net Realized Gain...     -0-      -0-      -0-     .005      .0775
                                           ------   ------   ------   ------   --------
Total Distributions......................    .550     .555     .563      .65      .7515
                                           ------   ------   ------   ------   --------
Net Asset Value, End of the Period.......  $8.422   $8.193   $8.108   $ 8.38   $   8.17
                                           ======   ======   ======   ======   ========
Total Return (a).........................   9.87%    8.09%    3.57%   10.97%     (3.82%)
Net Assets at End of the Period (In
  millions)..............................  $ 37.2   $ 38.3   $ 45.2   $ 70.2   $   75.3
Ratio of Expenses to Average Net
  Assets.................................   1.16%    1.18%    1.13%    1.09%      1.07%
Ratio of Net Investment Income to Average
  Net Assets.............................   7.19%    6.95%    6.83%    7.67%      7.89%
Portfolio Turnover.......................    217%      82%     282%     262%       122%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                       Year Ended September 30,
                                             --------------------------------------------
              Class B Shares                  1998     1997     1996     1995      1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................   $8.187   $8.104   $ 8.38   $ 8.17   $   9.26
                                             ------   ------   ------   ------   --------
  Net Investment Income...................     .529     .505     .504      .57        .61
  Net Realized and Unrealized Gain/Loss...     .186     .073    (.277)    .228    (1.0205)
                                             ------   ------   ------   ------   --------
Total from Investment Operations..........     .715     .578     .227     .798     (.4105)
                                             ------   ------   ------   ------   --------
Less:
  Distributions from Net Investment
    Income................................     .490     .495     .503     .583       .602
  Distributions from Net Realized Gain....      -0-      -0-      -0-     .005      .0775
                                             ------   ------   ------   ------   --------
Total Distributions.......................     .490     .495     .503     .588      .6795
                                             ------   ------   ------   ------   --------
Net Asset Value, End of the Period........   $8.412   $8.187   $8.104   $ 8.38   $   8.17
                                             ======   ======   ======   ======   ========
Total Return (a)..........................    8.96%    7.43%    2.70%   10.14%     (4.61%)
Net Assets at End of the Period (In
  millions)...............................   $101.2   $121.7   $150.8   $200.2   $  226.7
Ratio of Expenses to Average Net Assets...    1.93%    1.94%    1.89%    1.85%      1.82%
Ratio of Net Interest Income to Average
  Net Assets..............................    6.40%    6.20%    6.08%    6.92%      7.11%
Portfolio Turnover........................     217%      82%     282%     262%       122%

(a) Total Return is based upon net asset value which does not include payment of a contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                       Year Ended September 30,
                                              -------------------------------------------
              Class C Shares                   1998     1997     1996     1995     1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...............................   $8.186   $8.104   $ 8.38   $ 8.17   $  9.25
                                              ------   ------   ------   ------   -------
  Net Investment Income....................     .529     .503     .502      .57       .63
  Net Realized and Unrealized Gain/Loss....     .187     .074    (.275)    .228   (1.0305)
                                              ------   ------   ------   ------   -------
Total from Investment Operations...........     .716     .577     .227     .798    (.4005)
                                              ------   ------   ------   ------   -------
Less:
  Distributions from Net Investment
    Income.................................     .490     .495     .503     .583      .602
  Distributions from Net Realized Gain.....      -0-      -0-      -0-     .005     .0775
                                              ------   ------   ------   ------   -------
Total Distributions........................     .490     .495     .503     .588     .6795
                                              ------   ------   ------   ------   -------
Net Asset Value, End of the Period.........   $8.412   $8.186   $8.104   $ 8.38   $  8.17
                                              ======   ======   ======   ======   =======
Total Return (a)...........................    8.96%    7.43%    2.70%   10.14%    (4.51%)
Net Assets at End of the Period (In
  millions)................................   $ 11.3   $ 13.7   $ 18.6   $ 28.1   $  37.5
Ratio of Expenses to Average Net Assets....    1.93%    1.94%    1.89%    1.85%     1.82%
Ratio of Net Investment Income to Average
  Net Assets...............................    6.41%    6.20%    6.08%    6.94%     7.08%
Portfolio Turnover.........................     217%      82%     282%     262%      122%

(a) Total return is based upon net asset value which does not include payment of a contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Trust for Income, formerly known as Van Kampen American Capital U.S. Government Trust for Income, (the "Fund"), is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on April 12, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. The Fund's security valuation methodology was changed in January, 1998 from bid side pricing to the mean of the bid and asked prices. The impact of the change, which was not material, is included as a component of the change in unrealized appreciation/depreciation for the year ended September 30, 1998. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1998
--------------------------------------------------------------------------------

At September 30, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

                               September 30, 1998
--------------------------------------------------------------------------------

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $145,018,987, the aggregate gross unrealized appreciation is $3,334,876 and the aggregate gross unrealized depreciation is $727,075, resulting in net unrealized appreciation on long- and short-term investments of $2,607,801.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $49,113,277 which will expire between September 30, 2003 and September 30, 2006. Net realized loss differs for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses recognized for tax purposes on open futures positions at September 30, 1998.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

    Due to inherent differences in the recognition of distributions from income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

    Permanent book and tax basis differences relating to the recognition of losses on paydowns of mortgage pool obligations totaling $453,042 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, of .60% of the Fund's average daily net assets.

                               September 30, 1998
--------------------------------------------------------------------------------

    For the year ended September 30, 1998, the Fund recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1998, the Fund recognized expenses of approximately $57,900 representing Van Kampen Funds Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 1998, the Fund recognized expenses of approximately $211,800. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

    At September 30, 1998, VKAC owned 5,302 shares each of Classes A and B, respectively, and 53 shares of Class C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               September 30, 1998
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $47,512,226, $131,430,907 and
$16,872,887 for Classes A, B and C, respectively. For the year ended September 30, 1998, transactions were as follows:

                                              SHARES         VALUE
----------------------------------------------------------------------
Sales:
  Class A.................................   1,317,193    $ 10,837,724
  Class B.................................   1,103,881       9,096,177
  Class C.................................     144,333       1,189,024
                                            ----------    ------------
Total Sales...............................   2,565,407    $ 21,122,925
                                            ==========    ============
Dividend Reinvestment:
  Class A.................................     106,644    $    880,219
  Class B.................................     315,137       2,598,342
  Class C.................................      42,886         353,580
                                            ----------    ------------
Total Dividend Reinvestment...............     464,667    $  3,832,141
                                            ==========    ============
Repurchases:
  Class A.................................  (1,678,538)   $(13,853,819)
  Class B.................................  (4,256,983)    (35,039,788)
  Class C.................................    (522,127)     (4,302,806)
                                            ----------    ------------
Total Repurchases.........................  (6,457,648)   $(53,196,413)
                                            ==========    ============

                               September 30, 1998
--------------------------------------------------------------------------------

    At September 30, 1997, capital aggregated $49,648,102, $154,776,176 and
$19,633,089 for Classes A, B and C, respectively. For the year ended September 30, 1997, transactions were as follows:

                                                 SHARES        VALUE
------------------------------------------------------------------------
Sales:
  Class A....................................     414,895   $  3,387,293
  Class B....................................     419,235      3,415,948
  Class C....................................      76,387        618,384
                                               ----------   ------------
Total Sales..................................     910,517   $  7,421,625
                                               ==========   ============
Dividend Reinvestment:
  Class A....................................     141,435   $  1,152,447
  Class B....................................     404,778      3,295,398
  Class C....................................      56,785        462,409
                                               ----------   ------------
Total Dividend Reinvestment..................     602,998   $  4,910,254
                                               ==========   ============
Repurchases:
  Class A....................................  (1,456,979)  $(11,854,279)
  Class B....................................  (4,563,587)   (37,123,144)
  Class C....................................    (753,064)    (6,130,173)
                                               ----------   ------------
Total Repurchases............................  (6,773,630)  $(55,107,596)
                                               ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
                                                     ---------------------
YEAR OF REDEMPTION                                   CLASS B       CLASS C
--------------------------------------------------------------------------
First..............................................   4.00%         1.00%
Second.............................................   4.00%          None
Third..............................................   3.00%          None
Fourth.............................................   2.50%          None
Fifth..............................................   1.50%          None
Sixth and Thereafter...............................    None          None

                               September 30, 1998
--------------------------------------------------------------------------------

    For the year ended September 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $3,700 and CDSC on redeemed shares of approximately $200,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $363,541,858 and $381,926,180, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1998, were as follows:

                                                          CONTRACTS
-------------------------------------------------------------------
Outstanding at September 30, 1997.......................      125
Futures Opened..........................................    3,701
Futures Closed..........................................   (3,774)
                                                           ------
Outstanding at September 30, 1998.......................       52
                                                           ======

    The futures contracts outstanding as of September 30, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                            UNREALIZED
                                                           APPRECIATION/
                                               CONTRACTS   DEPRECIATION
------------------------------------------------------------------------
Long Contracts
10-Year U.S. Treasury Note Future, December
  1998--
  (Current Notional Value of $121,438 per
  contract)..................................     46         $142,180
Short Contracts
5-Year U.S. Treasury Note Future, December
  1998--
  (Current Notional Value of $114,953 per
  contract)..................................      6          (20,550)
                                                  --         --------
                                                  52         $121,630
                                                  ==         ========

B. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. The Fund's market exposure from these

                               September 30, 1998
--------------------------------------------------------------------------------

positions is equal to the Current Value noted below. The following forward commitments were outstanding as of September 30, 1998:

PAR AMOUNT                                                     UNREALIZED
  (000)                DESCRIPTION            CURRENT VALUE   APPRECIATION
--------------------------------------------------------------------------
 Long Contracts
 $16,000     U.S. T-Note November Forward,    $  17,044,480    $  34,480
             8.875%
   8,750     U.S. T-Note October Forward,         9,005,981       16,797
             6.375%
   7,000     FNMA October Forward, 7.00%          7,195,790       83,681
  17,000     FNMA Dwarf November Forward, 15     17,354,705      147,830
             Yr., 6.50%
   5,000     FNMA Dwarf October Forward, 15       5,054,700      111,731
             Yr., 6.00%
  15,000     GNMA November Forward, 7.00%        15,464,025      135,900
                                               ------------   -----------
                                              $  71,119,681    $ 530,419
                                               ------------   -----------

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts.

    The following closed but unsettled forward transactions were outstanding at September 30, 1998:

                                                                  NET
           DESCRIPTION             RECEIVABLE     PAYABLE      RECEIVABLE
-------------------------------------------------------------------------
                                   $7,003,281   $  6,921,250    $82,031
FNMA 15 Year October Dwarf
  Forward, 6.00%.................
                                   $5,459,176   $  5,455,982      3,194
U.S. Treasury Note October
  Forward, 6.50%.................
                                                               ----------
                                                                $85,225
                                                               ----------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

                               September 30, 1998
--------------------------------------------------------------------------------

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1998, are payments retained by Van Kampen of approximately $960,500.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen U.S. Government Trust for Income

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen U.S. Government Trust for Income (the "Fund") at September 30, 1998 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
                                                      PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
November 6, 1998

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.